SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-52356



                        Date of Report: February 8, 2008


                        SEAWAY VALLEY CAPITAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                             20-5996486
--------------------------------------------------------------------------------
(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)

10-18 Park Street, 2d Floor, Gouverneur, NY                               13642
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (315) 287-1122
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

     On February 8, 2008, the Board of Directors of Seaway Valley Capital Corporation ("Seaway Valley Capital") dismissed Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") from its position as Seaway Valley Capital's independent registered public accounting firm.

     The audit report of Rosenberg Rich on Seaway Valley Capital's financial statements for the period from inception, January 14, 2006, through December 31, 2006 contained an explanatory paragraph expressing substantial doubt about Seaway Valley Capital's ability to continue as a going concern. The audit report of Rosenberg Rich for the period from inception, January 14, 2006, through December 31, 2006 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the explanatory paragraph noted above. Rosenberg Rich did not, during the applicable periods, advise Seaway Valley Capital of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Seaway Valley Capital and Rosenberg Rich have not, during Seaway Valley Capital's two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Rosenberg Rich's satisfaction, would have caused Rosenberg Rich to make reference to the subject matter of the disagreement in connection with its reports.

     Seaway Valley Capital has requested Rosenberg Rich to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Rosenberg Rich agrees with the statements in this 8-K. A copy of that letter is filed as exhibit 16 to this 8-K.

     On February 8, 2008, Seaway Valley Capital retained the firm of Dannible & McKee, LLP to audit Seaway Valley Capital's financial statements for the year ended December 31, 2007. Dannible & McKee rendered an audit report on the financial statements of Wisebuys Stores, Inc. for the years ended January 31, 2007 and 2006 that was included in a current report on Form 8-K filed by Seaway Valley Capital. Dannible & McKee also rendered an audit report on the financial statements of Patrick Hackett Hardware Company, Inc. for the year ended December 31, 2006 and the nine months ended September 30, 2007 that was included in a current report on Form 8-K filed by Seaway Valley Capital. However, at no time during the past two fiscal years or any subsequent period did Seaway Valley Capital consult with Dannible & McKee, LLP regarding any matter of the sort described above with reference to Rosenberg Rich, any issue relating to the financial statements of Seaway Valley Capital, or the type of audit opinion that might be rendered for Seaway Valley Capital.


Item 9.01    Financial Statements and Exhibits

Exhibits

16      Letter from Rosenberg Rich Baker Berman & Company, P.A.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 8, 2008            SEAWAY VALLEY CAPITAL CORPORATION

                                    By:  /s/ Thomas Scozzafava
                                         ---------------------------------
                                             Thomas Scozzafava
                                             Chief Executive Officer